WP TRUST

IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND

SCHEDULE OF INVESTMENTS

May 31, 2020 (Unaudited)

	Principal	Fair Value
GOVERNMENT SECURITIES - 26.08%
U. S. Treasury Bill, 0.12%, due 06/18/2020 (a) (b)	$3,447,000	$3,446,796
U. S. Treasury Bill, 0.13%, due 07/16/2020 (a) (b)	3,448,000	3,447,428
U. S. Treasury Bill, 0.15%, due 09/15/2020 (a) (b)	3,000,000	2,998,719
U. S. Treasury Bill, 0.14%, due 10/13/2020 (a) (b)	3,000,000	2,998,437
U. S. Treasury Bill, 0.17%, due 11/12/2020 (a) (b)	3,000,000	2,997,729
TOTAL GOVERNMENT SECURITIES (Cost $15,880,980)		15,889,109

EXCHANGE TRADED FUNDS - 12.70%	Shares

EQUITY FUNDS - 0.00%
SPDR S&P 500 ETF Trust	1	305

DEBT FUNDS - 12.70%
Invesco Ultra Short Duration ETF	121,595	6,112,605
PIMCO Enhanced Short Maturity Active ETF	16,030	1,620,793
		7,733,398

TOTAL EXCHANGE TRADED FUNDS (Cost $7,760,120)		7,733,703

OPTIONS PURCHASED (Cost $26,155,473) - 39.68% (c)		24,173,603

SHORT-TERM INVESTMENT - 28.40%
Federated Government Obligations Fund - Institutional Shares, 0.09% (d)	17,299,645	17,299,645
TOTAL SHORT-TERM INVESTMENT (Cost $17,299,645)		17,299,645

TOTAL INVESTMENTS (Cost $67,096,218) – 106.86%		$65,096,060

OPTIONS WRITTEN (Proceeds $7,856,107) - (13.37)% (e)		(8,143,752)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 6.51%		3,966,423

NET ASSETS - 100%		$60,918,731

(a) All or a portion of the security is segregated as collateral for options written.

(b) Rate shown represents the effective yield at May 31, 2020.

(c) Please refer to the Schedule of Options Purchased for details of options purchased.

(d) Rate shown represents the 7-day effective yield at May 31, 2020, is subject to change and resets daily.

(e) Please refer to the Schedule of Options Written for details of options written.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

WP TRUST

IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND

SCHEDULE OF OPTIONS PURCHASED

May 31, 2020 (Unaudited)

OPTIONS PURCHASED - 39.68%
		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration	Fair Value
CALL OPTIONS PURCHASED - 25.83%
CBOE S&P 500 Index	961	$293,105,000	$3,050.00	6/19/2020	$6,499,243
CBOE S&P 500 Index	123	28,597,500	2,325.00	11/20/2020	9,236,070

TOTAL CALL OPTIONS PURCHASED (Cost $13,732,119)					15,735,313

PUT OPTIONS PURCHASED - 13.85%
CBOE S&P 500 Index	100	30,000,000	3,000.00	6/1/2020	36,900
CBOE S&P 500 Index	679	162,960,000	2,400.00	3/19/2021	7,747,390
iPath Series B S&P 500 VIX Short-Term Futures ETN	500	1,625,000	32.50	6/19/2020	117,500
iPath Series B S&P 500 VIX Short-Term Futures ETN	1,500	4,950,000	33.00	6/19/2020	418,500
iPath Series B S&P 500 VIX Short-Term Futures ETN	500	1,600,000	32.00	6/26/2020	118,000

TOTAL PUT OPTIONS PURCHASED (Cost $12,423,354)					8,438,290

TOTAL OPTIONS PURCHASED (Cost $26,155,473)					$24,173,603

1 Each option contract is equivalent to 100 units/shares of the underlying index/ETN. All options are non-income producing.

CBOE - Chicago Board of Options Exchange

ETN - Exchange-Traded Note

The accompanying notes are an integral part of these financial statements.

WP TRUST

IPS STRATEGIC CAPITAL ABSOLUTE RETURN FUND

SCHEDULE OF OPTIONS WRITTEN

May 31, 2020 (Unaudited)

OPTIONS WRITTEN - 13.37%
		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration	Fair Value
CALL OPTIONS WRITTEN - 12.86%
CBOE S&P 500 Index	28	$8,484,000	$3,030	6/8/2020	$101,640
CBOE S&P 500 Index	28	8,498,000	3,035	6/8/2020	118,720
CBOE S&P 500 Index	481	142,616,500	2,965	7/17/2020	7,614,230

TOTAL CALL OPTIONS WRITTEN (Proceeds $7,218,824)					7,834,590

PUT OPTIONS WRITTEN - 0.51%
CBOE S&P 500 Index	25	$7,375,000	$2,950	6/1/2020	$2,250
CBOE S&P 500 Index	45	13,320,000	2,960	6/1/2020	5,400
CBOE S&P 500 Index	140	41,580,000	2,970	6/1/2020	22,680
CBOE S&P 500 Index	60	17,850,000	2,975	6/1/2020	10,980
CBOE S&P 500 Index	15	4,470,000	2,980	6/1/2020	3,195
CBOE S&P 500 Index	50	14,925,000	2,985	6/1/2020	12,150
CBOE S&P 500 Index	25	7,362,500	2,945	6/1/2020	2,125
CBOE S&P 500 Index	103	30,436,500	2,955	6/1/2020	12,154
CBOE S&P 500 Index	28	8,484,000	3,030	6/8/2020	89,348
CBOE S&P 500 Index	28	8,498,000	3,035	6/8/2020	96,880
iPath Series B S&P 500 VIX Short-Term Futures ETN	4000	10,000,000	25	6/19/2020	36,000
iPath Series B S&P 500 VIX Short-Term Futures ETN	1000	2,500,000	25	6/26/2020	16,000

TOTAL PUT OPTIONS WRITTEN (Proceeds $637,283)					309,162

TOTAL OPTIONS WRITTEN (Proceeds $7,856,107)					$8,143,752

1 Each option contract is equivalent to 100 units/shares of the underlying index/ETN. All options are non-income producing.

CBOE - Chicago Board of Options Exchange

ETN - Exchange-Traded Note

The accompanying notes are an integral part of these financial statements.

IPS Strategic Capital Absolute Return Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

May 31, 2020 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the IPS Strategic Capital Absolute Return Fund (the “Fund”). The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Processes and Structure

The Fund’s Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to IPS Strategic Capital, Inc. (the “Adviser”) to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and ETFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.

IPS Strategic Capital Absolute Return Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

May 31, 2020 (Unaudited)

Derivative instruments – Listed derivatives, including options and futures, that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Derivatives held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Derivatives that are thinly traded for which a mean price is not available are valued at the ask price or the bid price, whichever is available, and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

Fixed income securities – Fixed income securities, including government securities denominated in U.S. dollars, valued using market quotations in an active market, will be categorized as level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as level 2 securities.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will typically be categorized as level 3 securities.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of

May 31, 2020.

IPS Strategic Capital Absolute Return Fund

Financial and Derivative Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Exchange-Traded Funds	$7,733,703	$—	$—	$7,733,703
Call Options Purchased	15,735,313	—	—	15,735,313
Government Securities	—	15,889,109	—	15,889,109
Put Options Purchased	8,438,290	—	—	8,438,290
Short-Term Investments	17,299,645	—	—	17,299,645
Total Assets	$49,206,951	$15,889,109	$—	$65,096,060

Derivative Instruments – Liabilities

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Call Options Written	$7,834,590	$—	$—	$7,834,590
Put Options Written	309,162	—	—	309,162
Total Liabilities	$8,143,752	$—	$—	$8,143,752

(1) As of and during the three month period ended May 31, 2020, the Fund held no securities that were considered to be “level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value is not applicable.

IPS Strategic Capital Absolute Return Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

May 31, 2020 (Unaudited)

Options – The Fund’s option strategy consists of selling and purchasing put and call options on equity indices and exchange traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund's participation in equity market gains. The Fund’s Adviser seeks to reduce the overall volatility of returns by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By selling call options on equity securities or indices, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the sold call options, but continues to bear the risks of declines in the value of the markets, including the underlying indices for the puts as well, if different, as the securities that are held by the Fund. The premium received from the sold options may not be sufficient to offset any losses sustained from the volatility of the underlying equity indices over time.

The Fund will incur a loss as a result of a written option (also referred to as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Please refer to the Fund’s prospectus for a full listing of risks associated with these instruments.

Exchange-Traded Funds and Money Market Funds – The Fund may invest in ETFs and money market mutual funds ("MM Funds"). An ETF is a fund that may hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio is designed to track the performance of an index and it is possible the ETF's performance may not closely track its index. ETFs and MM Funds incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF and MM Fund shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs and MM Funds. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and MM Funds in which the Fund invests in addition to the Fund’s direct fees and expenses.

Short Sales of Securities – The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. The Fund then sells the borrowed security to a buyer in the market. The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss, unlimited in size, as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

IPS Strategic Capital Absolute Return Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

May 31, 2020 (Unaudited)

In addition, the Fund may make short sales “against the box” (i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short, or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Futures contracts – The Fund may use futures contracts and put and call options on equity indexes and ETFs to pursue its investment objective of total return. There is no guarantee such strategies will work. If the Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. Successful use by the Fund of futures contracts will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, the Fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Fund may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. The Fund’s use of derivatives may magnify losses for the Fund.

Derivative Transactions

As of May 31, 2020 portfolio securities valued at $15,889,109 were held in escrow by the custodian as cover for options written by the Fund.

The average monthly notional value of options contracts purchased and written by the Fund during the three month period ended May 31, 2020 were as follows:

Derivative Type	Average Notional Value
Call Options Purchased	$203,224,375
Put Options Purchased	156,712,875
Call Options Written	(89,804,875)
Put Options Written	(113,707,000)
Futures Contracts Purchased Long	18,976,619
Futures Contracts Sold Short	(1,220,325)

As of May 31, 2020 the location on the Statement of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location	Equity Contracts	Total
Call options purchased	Investments, at value	$15,735,313	$15,735,313
Put options purchased	Investments, at value	8,438,290	8,438,290
Total Assets		$24,173,603	$24,173,603

Liabilities	Location	Equity Contracts	Total
Call options written	Options written, at value	$7,834,590	$7,834,590
Put options written	Options written, at value	309,162	309,162
Total Liabilities		$8,143,752	$8,143,752

IPS Strategic Capital Absolute Return Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

May 31, 2020 (Unaudited)

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund during the three month period ended May 31, 2020, are recorded in the following locations in the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Location	Equity Contracts	Total
Call options purchased	Options purchased	$3,135,956	$3,135,956
Put options purchased	Options purchased	(3,011,378)	(3,011,378)
Call options written	Options written	(615,766)	(615,766)
Put option written	Options written	(663,211)	(663,211)
Futures contracts	Futures contracts	154,442	154,442
		$(999,957)	$(999,957)

Net realized gain (loss) on:	Location	Equity Contracts	Total
Call options purchased	Options purchased	$4,393,227	$4,393,227
Put options purchased	Options purchased	5,366,807	5,366,807
Call options written	Options written	(8,756,625)	(8,756,625)
Put option written	Options written	3,032,728	3,032,728
Future contracts	Futures contracts	(2,711,760)	(2,711,760)
		$1,324,377	$1,324,377

All open derivative positions at May 31, 2020 are reflected on the Fund's Schedule of Investments, Schedule of Options Purchased and Schedule of Options Written.

The following tables present the Fund’s asset and liability derivatives available for offset under a master netting arrangement as of May 31, 2020.

Assets:	Gross Amounts of Assets Presented in the Statements of Assets & Liabilities
						Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets		Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Assets
Options Purchased	$24,173,603	(1)	$—	$24,173,603	(1)	$(8,143,752	)(2)	$—	$16,029,851
Total	$24,173,603		$—	$24,173,603		$(8,143,752)		$—	$16,029,851

(1) Written options at value as presented in the Schedule of Written Options.

(2) The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

IPS Strategic Capital Absolute Return Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

May 31, 2020 (Unaudited)

Liabilities:	Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Liabilities
Options Written Contracts	$8,143,752	(1)	$—	$8,143,752	(1)	$8,143,752	(2)	$—	$—
Total	$8,143,752	(1)	$—	$8,143,752	(1)	$8,143,752	(2)	$—	$—

(1) Written options at value as presented in the Schedule of Written Options.

(2) The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at May 31, 2020 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Depreciation
$65,114,348	$8,938	$(27,226)	$(18,288)

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to mark-to-market on 1256 contracts.